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                                                                    EXHIBIT 23.3

To the Board of Directors and Shareholders of Creative BioMolecules, Inc.

     We consent to the reference of our firm under the heading "Experts" in the Prospectus constituting part of this Registration Statement on Form S-3.

                                       /s/  Fox, Bennett & Turner

Washington, D.C.
As of June 7, 1996.